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                                                                   EXHIBIT 10.84



                             STOCKHOLDERS AGREEMENT

       This Stockholders Agreement (this "Agreement") is entered into as of February 7, 2000 by and among:

       (i)    KNOLOGY, Inc., a Delaware corporation (the "Company");

       (ii) certain holders of the Company's Series A Preferred Stock identified on the signature pages hereto who received their shares of Series A Preferred Stock pursuant to an exchange offer ("Series A Exchange Holders");

       (iii) holders of the Company's Series B Preferred Stock identified on the signature pages hereto ("Series B Investors");

       (iv) holders of other securities issued by the Company who execute joinder agreements to this Agreement as contemplated by Section 6.01 hereof ("Other Investors" and collectively with Series A Exchange Holders and Series B Investors, "Investors");

       (v) members of the Company's management that have agreed and that subsequently agree to be bound by the provisions hereof ("Management Holders"); and

       (vi) certain other holders of the Company's Series A Preferred Stock identified on Exhibit A to this Agreement who received such shares pursuant to the Company's Registration Statement on Form S-1 (SEC File No. 333-89179) (the "Additional Stockholders").

              NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

                                   ARTICLE 1

                               CERTAIN DEFINITIONS

       As used in this Agreement, the following terms shall have the following respective meanings:

       1.01 "Affiliate" of a person shall mean any other person that controls, is controlled by, or is under common control with, such person.

       1.02 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

       1.03 "Common Stock" shall mean the Company's Common Stock, $0.01 par value per share.

       1.04 "Exchange Act" shall mean the Securities Exchange Act of 1934 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.


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       1.05   "Holder" shall mean any holder of Registrable Securities.

       1.06 "Initiating Holders" shall mean, (i) prior to such time as the Company becomes eligible to utilize Form S-3 ("S-3 Eligible"), Holders of Investor Stock representing not less than 25% of the then-outstanding Investor Stock on a fully-diluted, as-converted, as-exercised basis and (ii) after such time as the Company becomes S-3 Eligible, Holders of Investor Stock representing not less than an aggregate of 5% of the then-outstanding Common Stock of the Company on a fully-diluted, as-converted, as-exercised basis.

       1.07 "Investor Stock" shall mean (i) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock or any other convertible preferred or common stock of the Company issued from time to time), warrants, options or other securities of the Company owned by the Investors or any Permitted Transferee thereof; and (ii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above.

       1.08 "Management Stock" shall mean (i) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock or any other convertible preferred or common stock of the Company issued from time to time), warrants options or other securities of the Company owned from time to time by the Management Holders or any Permitted Transferee thereof; and (ii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above.

       1.09 "Permitted Transferee" shall mean, (i) with respect to a Management Holder, a member of such Management Holder's immediate family, a trust established for the benefit of members of such Management Holder's immediate family, or a transferee of such Management Holder by will or the laws of intestate succession and (ii) with respect to a holder of Investor Stock, any Affiliate of such holder or any partner or retired partner, the estates and family members of any such partners and retired partners and of their spouses, and trusts for the benefit of any of the foregoing persons, or a shareholder or other equity owner of such holder (including, with respect to J. H. Whitney IV, L.P., any investment fund also managed by J. H. Whitney & Co.).

       1.10 "Preferred Stock" shall mean together the Series A Preferred Stock and the Series B Preferred Stock.

       1.11 "Qualified Public Offering" shall mean an underwritten public offering of Common Stock resulting in gross proceeds to the Company of not less than $50 million (prior to expenses and underwriting commissions) and at an offering price per share equal to at least $6.00 (as appropriately adjusted for future stock splits, stock dividends, recapitalizations and similar transactions affecting the Common Stock) and the Common Stock shall be listed for quotation on the Nasdaq National Market or on a national securities exchange.





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       1.12   "Registrable Securities" shall mean Management Stock and Investor
Stock; provided, however, that Registrable Securities shall not include any shares of Management Stock or Investor Stock that previously have been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

       1.13 The terms "registers", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

       1.14 "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling Holders, but excluding Selling Expenses.

       1.15 "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

       1.16 "Securities Act" shall mean the Securities Act of 1933 (or any similar successor federal statute), as amended, and the rule and regulations thereunder, all as the same shall be in effect from time to time.

       1.17 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the selling Holders.

       1.18 "Series A Preferred Stock" shall mean the Company's Series A Preferred Stock, $0.01 par value per share.

       1.19 "Series B Preferred Stock" shall mean the Company's Series B Preferred Stock, $0.01 par value per share.

       1.20 "Significant Stockholder" shall mean each Investor, Management Holder and Additional Stockholder who holds 5% or more of the outstanding Common Stock of the Company on a fully-diluted, as-converted, as-exercised basis as of the date hereof, provided that a Significant Stockholder will no longer be deemed a Significant Stockholder when such Significant Stockholder no longer holds at least 5% of the outstanding Common Stock of the Company on a fully-diluted, as-converted, as-exercised basis; provided that for the purposes of Article 3, the term "Significant Stockholder" shall include J. H. Whitney (as defined in Section 4.01) and Blackstone (as defined in Section 4.03), as applicable, so long as J. H. Whitney or Blackstone, as applicable, has the right to elect a director to the board of directors of the Company as provided in
Article 4.



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       1.21   "Significant Stockholder Stock" shall mean (i) shares of Common
Stock or Preferred Stock owned, from time to time, by any Significant Stockholder or any transferee thereof; (ii) shares of Common Stock or Preferred Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock or any other convertible preferred or common stock of the Company issued from time to time), warrants, options or other securities of the Company owned by the Significant Stockholder or any transferee thereof; and
(iii) any shares of Common Stock or Preferred Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

                                   ARTICLE 2

                               REGISTRATION RIGHTS

       2.01   Demand Registrations.

              (a) Request for Registration. At any time or times after the effective date of the first registration statement filed by the Company under
Section 12 of the Exchange Act, the Initiating Holders may require that the Company effect a registration under the Securities Act (i) up to two times, in the case of a requested registration on Form S-1 or any similar form (a "Long Form Registration"), with respect to at least twenty-five percent (25%) of the Registrable Securities, other than Management Stock, then outstanding on a fully-diluted, as-converted, as-exercised basis, or (ii) as many times as requested, in the case of a requested registration on Form S-3 or any similar form, if available (a "Short-Form Registration"), with respect to at least twenty-five percent (25%) of the Registrable Securities then held by such Initiating Holders (each a "Demand Registration"); provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.01:

                     (w) Solely with respect to underwritten registrations requested pursuant to this Agreement, if the Company shall have previously effected an underwritten registration with respect to Registrable Securities pursuant to Section 2.01 or 2.02 hereof, then the Company shall not be required to effect any underwritten registration pursuant to this Section 2.01 until a period of 180 days shall have elapsed from the effective date of the most recent such previous registration;

                     (x) If, upon receipt of a registration request pursuant to this Section 2.01, the Company is advised in writing (with a copy to each Initiating Holder) by a recognized national independent investment banking firm selected by the Company that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any public offering of securities of the Company by the Company (other than in connection with benefit and similar plans) (a "Company Offering") with respect to which the Company has commenced preparations for a registration prior to the receipt of a registration request pursuant to this Section 2.01, the Company shall not be required to effect a registration pursuant to this Section 2.01 until the earlier of
       (i) 90 days after the completion of such Company Offering, (ii) promptly after any abandonment of such


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       Company Offering or (iii) 60 days after the date of receipt of a registration request pursuant to this Section 2.01;

                     (y) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                     (z) In the case of a Long-Form Registration, after the Company has effected two such registrations pursuant to this Section 2.01 (in the aggregate for all Holders) and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed.

Upon receipt of written notice of such demand, the Company will promptly give written notice of the proposed registration to all other Holders, and will include in such registration all Registrable Securities specified in such demand, together with any Registrable Securities of any other Holder joining in such demand as are specified in a written request received by the Company within 20 days after delivery of the Company's notice.

              (b) Deferral of Demand Registration. The Company shall file a registration statement with respect to each Demand Registration requested pursuant to Section 2.01(a) as soon as reasonably practicable after receipt of the demand of the Initiating Holders; provided, however, that if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company in that such registration would interfere with any material corporate transaction by the Company, or require disclosure of facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction or other material development involving the Company, and the Board of Directors concludes, as a result, that it is advisable to defer the filing or effectiveness of such registration statement at such time (as evidenced by an appropriate resolution of the Board), then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided, however, that (i) the Company may not defer the filing or effectiveness for a period of more than 180 days, (ii) the Company may not take such option to defer filing or effectiveness of such registration(s) for more than 180 days in any 12-month period, and (iii) the Company shall not exercise its right to defer a Demand Registration more than three times.

              (c) Underwriting. The Investors shall be entitled to two underwritten Demand Registrations. If the Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to Section 2.01, and the Company shall include such information in its written notice to Holders. The Initiating Holders shall have the right to select the managing underwriter(s) for an underwritten Demand Registration, subject to the approval of the Company's Board of Directors (which will not be unreasonably withheld or delayed). The right of any Holder to participate in an underwritten Demand Registration shall be conditioned upon



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such Holder's participation in such underwriting in accordance with the terms and conditions thereof, and the Company and such Holders will enter into an underwriting agreement in customary form.

              (d) Priorities. The Investors who hold Registrable Securities will have absolute priority over any other securities included in a Demand Registration. If other securities are included in any Demand Registration that is an underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof, notwithstanding any other provision of this Section 2.01(d), if the managing underwriter advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by persons who are not Holders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, still further reductions are required, the number of shares included in the registration by each Holder of Management Stock shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. If, after the exclusion of such shares, still further reductions are required, the number of shares included in the registration by each Holder of Investor Stock shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company who are not Management Holders may include its or their securities for its or their own account in such registration if the underwriters so agree and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

       2.02   Piggyback Registrations.

              (a) Request for Inclusion. If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than a registration relating solely to benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company will promptly give each Holder written notice thereof and, subject to Section 2.02(c), shall include in such registration all the Registrable Securities requested to be included therein pursuant to the written requests of Holders received within 10 days after the delivery of the Company's notice.



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Notwithstanding the foregoing, if, at any time after giving such written notice of its intention to effect such registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Holders and thereupon the Company shall be relieved of its obligation to register such Holders' Registrable Securities in connection with the registration of such securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided herein), without prejudice, however, to the rights (if any) of Initiating Holders immediately to request that such registration be effected as a registration under Section 2.01(a) hereof.

              (b) Underwriting. If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 2.02(a). The Company shall have the right to select the managing underwriter(s) for an underwritten Piggyback Registration. In the event of an underwritten public offering, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in such underwriting in accordance with the terms and conditions thereof. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

              (c) Priorities. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advised the Company that the securities requested to be included therein exceed the amount of securities that can be sold in such offering without adversely affecting the marketability thereof, the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by persons who are not Holders shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a further limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each Holder of Management Stock shall be reduced, on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such limitation, and, if a further limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each Holder of Investor Stock shall be reduced, on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such limitation. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company shall not grant any registration rights that entitle the holders of other securities to any priority over the Registrable Securities in any Piggyback




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Registration without the prior consent of the holders of at least sixty percent
(60%) of the combined then-outstanding Registrable Securities.

       2.03   Expenses of Registration.

       All Registration Expenses incurred in connection with all Demand Registrations and all Piggyback Registrations shall be borne by the Company. All Selling Expenses relating to Registrable Securities included in any Demand Registration or Piggyback Registration shall be borne by such Holders pro rata on the basis of the number of shares sold by them.

       2.04   Registration Procedures.

       In the case of each registration effected by the Company pursuant to this
Article 2, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

              (a) cause such registration to be declared effective by the Commission and, in the case of a Demand Registration, keep such registration effective for a period of 270 days or until the holders of Registrable Securities included therein have completed the distribution described in the registration statement relating thereto, whichever first occurs;

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

              (c) to the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into any registration statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the Commission, provide copies of such document to the Holders, if requested, and to any underwriter, and make representatives of the Company available for discussion of such document and other customary due diligence matters, and include in such document prior to the filing thereof such information as any Holder or any such underwriter reasonably may request;

              (d) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be requested by the holders of Registrable Securities; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

              (e) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;



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              (f)    notify each Holder of Registrable Securities covered by
such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

              (g) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

              (h) provide a transfer agent and registrar for all Registrable Securities covered by such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

              (i) furnish to the Holders of Registrable Securities covered by such registration, addressed to them, an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, if any, or the date of effectiveness of the registration statement if such registration is not an underwritten offering, and use its reasonable best efforts to furnish to the Holders of Registrable Securities covered by such registration, addressed to them, a "cold comfort" letter signed by the independent certified public accountants who have certified the Company's financial statements included in such registration, covering substantially the same matters with respect to such registration (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as such Holders may reasonably request;

              (j) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

              (k) in connection with any underwritten Demand Registration, the Company will enter into an underwriting agreement reasonably satisfactory to the Initiating Holders containing customary underwriting provisions, including indemnification and contribution provisions; and



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              (l)    in the case of an underwritten Demand Registration,
participate in customary "roadshow" presentations in connection with such registration.

       2.05   Indemnification.

              (a) The Company will indemnify each underwriter of Registrable Securities, each Holder, each of such Holders' officers, directors, partners, agents, employees and representatives, and each person controlling such underwriter or Holder within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article 2, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or any other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or such underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.05(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

              (b) Each Holder of Registrable Securities included in any registration effected pursuant to this Article 2 shall indemnify the Company, each of its directors, officers, agents, employees and representatives, each underwriter, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other participating Holder and each of their officers, directors and partners, and each person controlling such holders, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by such Holder or such underwriter; provided, however, that (x) no Holder shall be liable hereunder for any amounts in excess of the net proceeds received by such Holder pursuant to such registration, and (y) the



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obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent has not been unreasonably withheld).

              (c)    Each party entitled to indemnification under this Section
2.05 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom through counsel approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense but the fees and disbursements of counsel to an Indemnified Party so choosing to participate shall be at the expense of such party, unless (i) the Indemnifying Party shall have failed to retain counsel for the Indemnified Party as aforesaid, or (ii) the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or that the interests of the Indemnified Party conflict with the interests of the Indemnifying Party; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.05 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

              (d) If the indemnification provided for in this Section 2.05 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in any case, no Indemnifying Party shall be required to contribute an amount in excess of the net proceeds received by it from all Registrable Securities sold in the transactions related to such statements or omissions. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

       2.06 Other Obligations. With a view to making available the benefits of certain rules and regulations of the Commission which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

              (a) after the effective date of the first registration statement filed by the Company under Section 12 of the Exchange Act, exercise reasonable efforts to cause the Company become and remain S-3 Eligible;

              (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of the Holder of such Registrable Securities, remove any restrictive legend from the certificates evidencing such securities at no cost to such Holder;

              (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after 90 days following its initial registration under the Section 12 of the Exchange Act;

              (d) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

              (e) furnish any Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company under Section 12 of the Exchange
Act), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a Holder to sell any such securities without registration.

       2.07 Hold-Back Agreements. If requested by the Company or any underwriter of any Common Stock or other equity securities of the Company, no Holder shall sell or otherwise transfer or dispose of any Common Stock or other equity securities of the Company (other than pursuant to such registration) during (a) in the case of the Company's first underwritten public offering of Common Stock or other equity securities of the Company for its own account, the 180-day period following the effective date of such registration statement, and
(b) in the case of all subsequent registrations of the Company's Common Stock or other equity securities of the Company, the 90-day period following the effective date of such registration statement; provided, however, that if any holder of Management Stock or any Significant Stockholder is subject to hold-back restrictions of shorter duration, such shorter periods shall apply to all Holders. The obligations described in this Section 2.07 shall not apply to a registration on Form S-4 or Form S-8 or similar forms which may be promulgated in the future and, except in the case of the

Company's first underwritten public offering, shall not apply to a Holder of Registrable Securities representing less than 1% of the then-outstanding Common Stock (on an as-converted basis).

       2.08 Other Agreements. Notwithstanding the provisions of this Article 2, to the extent there is any conflict between the terms of this Agreement and that certain Warrant Registration Rights Agreement between the Company and United States Trust Company of New York, as Warrant Agent, dated as of December 3, 1999 (the Warrant Registration Rights Agreement"), the terms of the Warrant Registration Rights Agreement shall control; provided however that the Company shall not amend the terms of the Warrant Registration Rights Agreement in a manner that is materially adverse to the Holders without the prior consent of the holders of at least sixty percent (60%) of the combined then-outstanding Registrable Securities.

       2.09 Termination of Registration Rights. The right of any Holder to request inclusion of Registrable Securities in any registration pursuant to this
Article 2 shall terminate when (i) all Registrable Securities beneficially owned by such Holder immediately may be sold under Rule 144(k) and (ii) the Company's Common Stock is listed on a national securities exchange or traded in The Nasdaq Stock Market. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement, each of J. H. Whitney and Blackstone shall have the right to demand registration pursuant to Section 2.01 of the Registrable Securities held by them so long as the fair market value of the amount requested to be registered is at least $50 million and so long as the participating Holders pay all Registration Expenses and Selling Expenses for such demand registration. The Company shall not be obligated to effect or take any action to effect any registration pursuant to this section 2.09 (a) on more than one occasion or (b) following the third anniversary of a Qualified Public Offering. If other securities are included in the Demand Registration provided by this
Section 2.09 that is an underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof, notwithstanding any other provision of this Agreement to the contrary, if the managing underwriter advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by persons who are not Holders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, still further reductions are required, the number of shares included in the registration by each Holder of Management Stock shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. Notwithstanding anything herein to the contrary, if, after the exclusion of such shares held by persons who are not Holders and each Holder of Management Stock, further reductions are required, the number of shares included in the registration by each Holder of Investor Stock (excluding J. H. Whitney and Blackstone) shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. If, after such reductions, further reductions are required, the number of shares included in the registration by each of J. H. Whitney and Blackstone shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each of J. H. Whitney and Blackstone, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by J. H. Whitney and Blackstone).

                                   ARTICLE 3

                         FIRST OFFER AND CO-SALE RIGHTS

       3.01   Prohibition on Transfer.

              No Significant Stockholder shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Preferred Stock or Common Stock (a "Transfer") other than in compliance with this Article 3. Each Significant Stockholder agrees not to consummate any Transfer (other than a Transfer to a Permitted Transferee pursuant to Section 3.03) until the expiration of a 30-day period (the "Election Period") following delivery by such Significant Stockholder to the Company and the other Significant Stockholders of an Offer Notice pursuant to Section 3.02(a), unless the parties to the Transfer have been finally determined prior to the expiration of the Election Period.

       3.02   First Offer and Co-Sale Rights.

              (a) At least 30 days prior to making any Transfer of any Significant Stockholder Stock, the transferring Significant Stockholder (the "Transferring Stockholder") shall deliver a written notice (the "Offer Notice") to the Company (as required by Section 4.5.1(b) of the Amended and Restated Certificate of Incorporation) and the other Significant Stockholders (the "Other Significant Stockholders"), stating the Transferring Stockholder's intention to transfer, and specifying all particulars of the proposed Transfer, including, but not limited to, (i) the name(s) and address(es) of the proposed transferee(s), (ii) the number and class of capital stock involved in the proposed Transfer (the "Offered Shares"), (iii) a description of all of the terms of the Transfer (which must include a cash price unless the Transfer is proposed to be made in exchange for either partly or wholly consideration other than cash), and a copy of any third party offer, and (iv) the address of the Transferring Stockholder to which notice or acceptance of the Offer Notice is to be sent. In the event that the Company declines to exercise its right to purchase any or all of the Offered Shares pursuant to the Amended and Restated Certificate of Incorporation, such Offered Shares shall be offered to the Other Significant Stockholders on a pro rata basis (and the Company may also purchase Offered Shares), until the expiration of the Election Period. If the Other Significant Stockholders and the Company have not elected to purchase any of the of the Offered Shares prior to the expiration of the Election Period, the Transferring Stockholder may, within 60 days after the expiration of the Election Period, Transfer the Offered Shares to one or more third parties at a price not less than 100% of the price per share specified in the Offer Notice; provided that such third parties execute joinder agreements to this Agreement as provided in Section 6.01. Any Offered Shares not transferred during such 60-day period shall again be subject to the provisions of this Section 3.02(a) upon subsequent Transfer. Notwithstanding the foregoing, if the terms of a third party offer require that all or a specified minimum (the "Specified Minimum") number of shares be sold to the proposed transferee, then the Other Significant Stockholders and the Company (either pursuant to Section 4.5 of the Amended and Restated Certificate of Incorporation or to this Section 3.02(a) must purchase in the aggregate either (i) all of the Offered Shares or (ii) no more than that number of Offered Shares which when deducted from the total number of Offered Shares results in the Specified Minimum. Otherwise such Offer Notice shall be deemed to have been completely rejected by the Other Significant Stockholders and the Company (a "Deemed Rejection").

              (b) Each Other Significant Stockholder who (i) has not exercised its rights pursuant to Section 3.02(a) or (ii) has exercised its rights pursuant to Section 3.02(a) but is unable to purchase Offered Shares pursuant to Section 3.02(a) as a result of a Deemed Rejection (each a "Non-Purchasing Holder") may elect to participate in the contemplated Transfer at the same price per share and on the same terms by delivering written notice to the Transferring Stockholder within 15 days after expiration of the Election Period. If any Non-Purchasing Holders have elected to participate in such Transfer, the Transferring Stockholder and such Non-Purchasing Holders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of Significant Stockholder Stock equal to the product, calculated on a fully-diluted, as-converted, as-exercised basis, of (i) the quotient determined by dividing the percentage of shares of Significant Stockholder Stock owned by such Holder by the aggregate percentage of shares of Significant Stockholder Stock owned by the Transferring Stockholder and all Non-Purchasing Holders participating in such sale and (ii) the number of shares of Significant Stockholder Stock to be sold in the contemplated Transfer. Each Transferring Stockholder shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Non-Purchasing Holders in any contemplated Transfer, and no Transferring Stockholder shall transfer any of its shares of Significant Stockholder Stock to any prospective transferee if such prospective transferee(s) declines to allow the participation of the Non-Purchasing Holders.

       3.03 Exempt Transactions. The restrictions set forth in this Article 3 shall not apply to Transfers of Significant Stockholder Stock (i) to a Permitted Transferee of the transferring Stockholder; provided, however, that such Permitted Transferee shall agree in writing to be bound by such restrictions in connection with subsequent Transfers, or (ii) by a Significant Stockholder who is an individual to any of Campbell B. Lanier III, SCANA Communications, Inc., the South Atlantic Funds, or ITC Holding Company, Inc. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee.

       3.04 Repurchase Rights. In the event of termination of a Management Holder's employment with the Company and its subsidiaries for any reason, the Company shall have the right, exercisable by written notice to the Management Holder at any time prior to the expiration of a 90-day period following such termination of employment, to repurchase all or any portion of the Management Stock held by such Management Holder and its Permitted Transferees at a cash price per share equal to the fair market value of the Management Stock as determined in good faith by the Company's Board of Directors as of the date of termination. The closing of the repurchase of Management Stock shall occur within 120 days of termination of the Management Holder's employment.

                                   ARTICLE 4

                            DIRECTORS OF THE COMPANY

       4.01 J. H. Whitney Series B Director. The Company and each of the Series B Investors (for so long as such Series B Investor owns any Series B Preferred Stock) shall take or cause to be taken all such action within their respective power and authority as may be required, for so long as J. H. Whitney IV, L.P. and its Affiliates (collectively, "J. H. Whitney") together shall own 45% or more of the shares of Investor Stock held by J. H. Whitney as of the date shares of Series B Preferred Stock are first issued to J. H. Whitney (as adjusted to reflect stock splits and combinations):

              (a) To cause to be elected to the board of directors of the Company one director designated by J. H. Whitney to fill one of the two Series B board seats provided for by Section 4.4.2(e) of the Amended and Restated Certificate of Incorporation (the "J. H. Whitney Series B Director"); provided, however, that for so long as J. H. Whitney owns less than 45% of the shares of Investor Stock held by J. H. Whitney as of the date shares of Series B Preferred Stock are first issued to J. H. Whitney (as adjusted to reflect stock splits and combinations), J. H. Whitney shall not have the right under this Section 4.01 to have one person designated by it to be elected as a Series B Director; further provided that such person designated by J. H. Whitney may be any general partner of J. H. Whitney & Co. or its affiliated funds, or any other person reasonably satisfactory to the Company, and shall have executed a non-disclosure agreement with the Company; and

              (b)    To remove forthwith any Series B Director designated by J.
H. Whitney when (and only when) such removal is requested, with or without cause, by J. H. Whitney, and in the case of death, resignation or other removal as herein provided of such director, to elect another Series B Director designated by J. H. Whitney (if at the time the vacancy occurs, J. H. Whitney shall have the right to have a person designated by J. H. Whitney elected as the Series B Director pursuant to Section 4.01 hereof).

       4.02 J. H. Whitney Board Observer Rights. In the event that J. H. Whitney shall not have the right to designate the J. H. Whitney Series B Director pursuant to Section 4.01, but for so long as J. H. Whitney owns at least 25% of the shares of Investor Stock held by J. H. Whitney as of the date shares of Series B Preferred Stock are first issued to J. H. Whitney (as adjusted to reflect stock splits and combinations) the Company shall provide J.
H. Whitney notice (in the same manner as notice is given to directors), and permit one person designated by J. H. Whitney to attend as observer, all meetings of the Company's board of directors and shall provide to J. H. Whitney the same information concerning the Company, and access thereto, provided to members of the Company's board of directors; provided that such person designated by J. H. Whitney may be any general partner of J. H. Whitney & Co. or its affiliated funds, or any other person reasonably satisfactory to the Company, and shall have executed a non-disclosure agreement with the Company. The reasonable out-of-pocket travel expenses incurred by any such designee of J. H. Whitney in attending any board meeting shall be reimbursed by the Company to the extent consistent with the Company's then existing policy of reimbursing directors generally for such expenses.

       4.03 Blackstone Series B Director. The Company and each of the Series B Investors (for so long as such Series B Investors owns any Series B Preferred Stock) shall take or cause to be taken all such action within their respective power and authority as may be required, for so long as Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P., and Blackstone Family Investment Partnership III L.P. and their respective Affiliates (collectively, "Blackstone") together shall own 45% or more of the shares of Investor Stock held by Blackstone as of the date shares of Series B Preferred Stock are first issued to Blackstone (as adjusted to reflect stock splits and combinations):

              (a) To cause to be elected to the board of directors of the Company one director designated by Blackstone to fill one of the two Series B board seats provided for by Section 4.4.2(e) of the Amended and Restated Certificate of Incorporation (the "Blackstone Series B Director"); provided, however, that for so long as Blackstone, owns less than 45% of the shares of Investor Stock held by Blackstone as of the date shares of Series B Preferred Stock are first issued to Blackstone (as adjusted to reflect stock splits and combinations), Blackstone shall not have the right under this Section 4.03 to have one person designated by it to be elected as a Series B Director; further provided that such person designated by Blackstone shall be any reasonably satisfactory to the Company and shall have executed a non-disclosure agreement with the Company; and

              (b) To remove forthwith any Series B Director designated by Blackstone when (and only when) such removal is requested, with or without cause, by Blackstone, and in the case of death, resignation or other removal as herein provided of such director, to elect another Series B Director designated by Blackstone (if at the time the vacancy occurs, Blackstone shall have the right to have a person designated by Blackstone elected as the Series B Director pursuant to Section 4.03 hereof).

       4.04 Blackstone Board Observer Rights. In the event that Blackstone shall not have the right to designate the Blackstone Series B Director pursuant to Section 4.03, but for so long as Blackstone owns at least 25% of the shares of Investor Stock held by Blackstone as of the date shares of Series B Preferred Stock are first issued to Blackstone (as adjusted to reflect stock splits and combinations), the Company shall provide Blackstone notice (in the same manner as notice is given to directors), and permit one person designated by Blackstone to attend as observer, all meetings of the Company's board of directors and shall provide to Blackstone the same information concerning the Company, and access thereto, provided to members of the Company's board of directors; provided that such person designated by Blackstone shall be reasonably satisfactory to the Company, and shall have executed a non-disclosure agreement with the Company. The reasonable out-of-pocket travel expenses incurred by any such designee of

Blackstone in attending any board meeting shall be reimbursed by the Company to the extent consistent with the Company's then existing policy of reimbursing directors generally for such expenses.

       4.05 First Union Board Observer Rights. For so long as First Union Investors, Inc. and its Affiliates (collectively, "First Union") together shall own at least 25% of the shares of Investor Stock held by First Union as of the date shares of Series B Preferred Stock are first issued to First Union (as adjusted to reflect stock splits and combinations) the Company shall provide First Union notice (in the same manner as notice is given to directors), and permit one person designated by First Union to attend as observer, all meetings of the Company's board of directors and shall provide to First Union the same information concerning the Company, and access thereto, provided to members of the Company's board of directors; provided that such person designated by First Union shall be reasonably satisfactory to the Company, and shall have executed a non-disclosure agreement with the Company. The reasonable out-of-pocket travel expenses incurred by any such designee of First Union in attending any board meeting shall be reimbursed by the Company to the extent consistent with the Company's then existing policy of reimbursing directors generally for such expenses.

       4.06 J. H. Whitney Director After a Qualified Public Offering. After the Company has completed a Qualified Public Offering, the Company and each of the parties to this Agreement (for so long as such parties own any voting stock of the Company) shall take or cause to be taken all such action within their respective power and authority as may be required, for so long as J. H. Whitney shall own 5% or more of the outstanding shares of Common Stock on a fully-diluted basis:

              (a) To cause to be elected to the board of directors of the Company one director designated by J. H. Whitney (the "J. H. Whitney Director"); provided, however, that for so long as J. H. Whitney owns less than 5% of the outstanding shares of Common Stock on a fully-diluted basis, J. H. Whitney shall not have the right under this Section 4.06 to have one person designated by it to be elected as to the board of directors of the Company; further provided that such person designated by J. H. Whitney may be any general partner of J. H. Whitney & Co. or its affiliated funds, or any other person reasonably satisfactory to the Company, and shall have executed a non-disclosure agreement with the Company; and

              (b) To remove forthwith any director designated by J. H. Whitney when (and only when) such removal is requested, with or without cause, by J. H. Whitney, and in the case of death, resignation or other removal as herein provided of such director, to elect another director designated by J. H. Whitney (if at the time the vacancy occurs, J. H. Whitney shall have the right to have a person designated by J. H. Whitney elected to the board of directors of the Company pursuant to Section 4.06 hereof).

       4.07 Blackstone Director After a Qualified Public Offering. After the Company has completed a Qualified Public Offering, the Company and each of the parties to this Agreement (for so long as such parties own any voting stock of the Company) shall take or cause to be taken all such action within their respective power and authority as may be required, for so long as

Blackstone shall own 5% or more of the outstanding shares of Common Stock on a fully-diluted basis:

              (a) To cause to be elected to the board of directors of the Company one director designated by Blackstone (the "Blackstone Director"); provided, however, that for so long as Blackstone owns less than 5% of the outstanding shares of Common Stock on a fully-diluted basis, Blackstone shall not have the right under this Section 4.07 to have one person designated by it to be elected as to the board of directors of the Company; further provided that such person designated by Blackstone shall be reasonably satisfactory to the Company, and shall have executed a non-disclosure agreement with the Company; and

              (b) To remove forthwith any director designated by Blackstone when (and only when) such removal is requested, with or without cause, by Blackstone, and in the case of death, resignation or other removal as herein provided of such director, to elect another director designated by Blackstone (if at the time the vacancy occurs, Blackstone shall have the right to have a person designated by Blackstone elected to the board of directors of the Company pursuant to Section 4.07 hereof).



                                   ARTICLE 5

                            COVENANTS OF THE COMPANY

       The Company hereby covenants and agrees, so long as any Investor Stock is outstanding as follows:

       5.01 Basic Financial Information. If at any time the Company is not subject to the reporting requirements at Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company will furnish the following reports to each
Holder:

              (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, a consolidated and consolidating balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated and consolidating statements of income and cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by a "Big Five" international accounting firm selected by the Company;

              (b) As soon as practicable after the end of each quarterly accounting period in each fiscal year of the Company, and in any event within 45 days thereafter, a consolidated and consolidating balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated and consolidating statements of income and cash flow of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the chief financial officer of the Company, except that such statements need not contain the notes required by generally accepted accounting principles; and

              (c) As soon as practicable after the end of each monthly accounting period and in any event within 30 days thereafter, a consolidated and consolidating balance sheet of the Company and its subsidiaries, if any, as of the end of such month and consolidated and consolidating statements of income and of cash flow of the Company and its subsidiaries, if any, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by an officer of the Company, except that such statements need not contain the notes required by generally accepted accounting principles. Such balance sheet and statements shall include a comparison to the Company's financial plan for such month and fiscal year-to-date period and shall show variances therefrom.

       5.02 Prompt Payment of Taxes, etc. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto; and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will promptly pay or cause to be paid when due, in conformance with customary trade terms, all other obligations incident to the operations of the Company.

       5.03 Maintenance of Properties and Leases. The Company will keep its properties and those of its subsidiaries, if any, in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries will at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operations of the Company.

       5.04 Insurance. The Company will keep its assets and those of its subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company will maintain, with financially sound and reputable insurers, directors and officers' insurance and insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

       5.05 Accounts and Records. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis. The Company shall provide access during regular business hours to such records and books of accounts to the Investors for inspection; provided that such Investors provide reasonable notice to the Company of their intention to inspect.

       5.06 Independent Accountants. The Company will retain a "Big Five" international accounting firm as its independent public accountants who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected are terminated, the Company will promptly thereafter notify the holders of Investor Stock and will request the firm of independent public accountants whose services are terminated to deliver to the Investors a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another "Big Five" international accounting firm as its independent public accountants. In its notice to the holders of Investor Stock the Company shall state whether the change of accountants was recommended or approved by the Board of Directors of the Company or any committee thereof.

       5.07 Compliance with Laws. The Company and all its subsidiaries shall duly observe and conform to all applicable laws and valid requirements of governmental authorities relating to the conduct of their businesses or to their properties or assets.

       5.08 Maintenance of Corporate Existence, etc. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of their business.

       5.09   Preemptive Rights.

              (a) In the event that the Company proposes to issue any Preferred Stock, Common Stock or any other equity securities, including, without limitation, warrants, options and other convertible securities, the Company shall give not less than 30 days' prior written notice to each Investor and Additional Stockholder holding Preferred Stock representing, on an as-converted basis, at least 5% of the Company's outstanding Common Stock (after giving effect to the exercise of any outstanding warrants or options to purchase Common Stock and conversion in full of all Preferred Stock or other securities that are convertible into Common Stock) ("Eligible Holders") setting forth the terms and conditions of such proposed issuance (the "Issuance Notice"). Each Eligible Holder shall have the preemptive right to purchase the securities so offered on the terms and conditions set forth herein and in the Issuance Notice by giving written notice to the Company within 15 days after receipt of the Issuance Notice (the "Preemptive Election Period"). Each electing Eligible Holder shall have the right to purchase all or any portion of its pro rata share of 75% of the offered securities. For purposes of this Section 5.09, an Eligible Holder's pro rata share shall equal the ratio of (i) the aggregate number of shares of Common Stock held by such Eligible Holder (including all shares of Common Stock issuable upon conversion of Preferred Stock held by such Eligible Holder and issuable upon exercise of any outstanding warrants or options for Common Stock or Preferred Stock held by such Eligible Holder) to (ii) the total number of outstanding shares of Common Stock held by all Eligible Holders (including all shares of Common Stock issuable upon conversion of all outstanding Preferred Stock and other securities convertible into Common Stock and issuable upon exercise of any outstanding warrants or options for Common Stock or Preferred Stock) as determined immediately prior to the proposed issuance. The Company may issue and sell all offered securities not purchased by the Eligible Holders on the terms and conditions set forth in the Issuance Notice within 120 days after the expiration of the Preemptive Election Period; provided, however, that any offered securities not sold within such 120-day period or any offered securities that are proposed to be sold on terms and conditions less favorable to the Company than those set forth in the Issuance Notice shall again be subject to the procedure set forth in this Section 5.09 prior to issuance. An Eligible Holder may assign its rights pursuant to this Section 5.09 to one or more of its Affiliates, subject only to compliance with applicable securities laws.

              (b) Notwithstanding the foregoing, the provisions of Section 5.09(a) shall not apply to:

                     (i) any issuance to non-Affiliates of the Company of equity securities for consideration other than cash which are approved by a Series B Director or such issuances which in the aggregate are less than 2% of the outstanding Common Stock of the Company calculated on a fully-diluted, as-converted, as-exercised basis;

                     (ii) shares of Common Stock (or options, warrants or other rights to purchase Common Stock) issued or to be issued to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to stock purchase plans, stock option plans, or other compensation plans or arrangements that are approved by the Board of Directors;

                     (iii) any equity securities issued pursuant to a Qualified Public Offering; and

                     (iv) any equity securities issued (A) in connection with any stock split, stock dividend or recapitalization by the Company, so long as immediately after such stock split, stock dividend or recapitalization the Investors own the same relative proportion of the Company's equity securities as immediately prior to such stock split, stock dividend or recapitalization, or (B) upon conversion of the Series A Preferred Stock or the Series B Preferred Stock.

       5.10 Affiliate Transactions. In the event that the Company enters into a contract or transaction between the Company and one or more of its directors, officers, or Significant Stockholders (or Affiliates thereof) or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors, officers or Significant Stockholders, are directors or officers, or have a financial interest (an "Affiliate Transaction"), such Affiliate Transaction shall (i) be fair as to the Company at the time it is entered into and (ii) be approved by the affirmative votes of a majority of the disinterested directors of the Company, even though such disinterested directors be less than a quorum.

                                   ARTICLE 6

                                  MISCELLANEOUS

       6.01 Addition of Parties. Notwithstanding any other provisions of this Agreement, with the approval of the Board of Directors of the Company, and without any further action on part of any of the other parties to this Agreement, the Company may allow persons acquiring shares of Common Stock, Preferred Stock or any other securities from the Company or as provided in this Agreement to agree in writing to become party to this Agreement and to be bound by all of the terms and conditions hereof applicable to an Investor prior to acquiring such shares. Each such stockholder shall become party to this Agreement by executing a joinder to this Agreement in form and substance reasonably acceptable to the Board of Directors of the Company (it being agreed that a joinder in substantially the form of Exhibit B shall be sufficient), and shall thereafter enjoy the rights of and be bound by the obligations of an Investor under this Agreement.

       6.02 Legend. The certificates or other evidence of the Company's Common Stock and Preferred Stock now or hereinafter owned by the parties hereto shall bear a legend in substantially the following form:

       THE SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING, WITHOUT LIMITATION, THE TRANSFER THEREOF, ARE SUBJECT TO THE TERMS AND PROVISIONS OF A STOCKHOLDERS AGREEMENT, AS AMENDED HEREAFTER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND WILL BE PROVIDED FREE OF CHARGE UPON REQUEST.

       6.03 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Georgia as such laws are applied to agreements between Georgia residents entered into and performed entirely in Georgia, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

       6.04 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

       6.05 Entire Agreement, Amendment and Waiver; Termination of Prior Agreements.

              (a) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

              (b) Neither Article 1, Article 2 nor Article 3 of this Agreement may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of at least 75% of the combined outstanding Investor Stock on an as-converted basis, and any such amendment, waiver, discharge or termination, whether retroactively or prospectively effective, shall be binding on all of the Investors and Management Holders.

              (c) Article 4 of this Agreement may not be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of in excess of 70% of outstanding shares of Series B Preferred Stock, and any such amendment, waiver, discharge or termination, whether retroactively or prospectively effective, shall be binding on all of the Series B Investors.

       6.06 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given:
(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex, facsimile or electronic mail if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by United States first class registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt (a) if to an Investor, Management Holder or Additional Stockholder, to the address reflected in the Company's stock ledger, or at such other address as such stockholder shall have furnished to the Company in writing, and, with respect to J. H. Whitney and its Affiliates, with a copy to Morrison Cohen Singer & Weinstein, LLP, Lexington Avenue, New York, New York 10022, Attn: David A Scherl, Esq., email address: dscherl@mcsw.com or (b) if to the Company, at 1241 O.G. Skinner Drive, West Point, Georgia 31833, email address: rodger.johnson@knology.com, Attention: President, with a copy to Alston & Bird LLP, One Atlantic, 1201 W. Peachtree Street, Atlanta, Georgia 30309-3424, email address: rreynolds@alston.com, Attention: Robert C. Reynolds, or at such other address as the Company shall have furnished to each stockholder in writing.

       6.07 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Investor, Management Holder or Additional Stockholder under this Agreement shall impair any such right, power or remedy of such Investor, Management Holder or Additional Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Investor, Management Holder or Additional Stockholder of any breach or default under this Agreement or any waiver on the part of any Investor, Management Holder or Additional Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Investor, Management Holder or Additional Stockholder, shall be cumulative and not alternative.

       6.08 Severability. Unless otherwise expressly provided herein, an Investor's, Management Holder's or Additional Stockholder's rights hereunder are several rights, not rights jointly held with any of the other stockholders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       6.09 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       6.10 Termination. The provisions of this Agreement (other than Article 2, Sections 4.06 and 4.07 and Article 6 hereof) shall terminate upon consummation of a Qualified Public Offering.

       6.11 Specific Enforcement. Any holder of Investor Stock shall be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for a breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach.

                            [SIGNATURE PAGES FOLLOW]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first Paragraph hereof



                       COMPANY:

                       KNOLOGY, INC.



                       By:  /s/  Chad S. Wachter
                            ----------------------------------------------
                                 Chad S. Wachter
                                 Vice President/General Counsel/Secretary

                  SERIES B INVESTORS:

                  J. H. WHITNEY IV, L.P.

                  By:      J. H. WHITNEY EQUITY PARTNERS IV, LLC
                           Its General Partner



                  By:  /s/  James R. Matthews
                       --------------------------------------------------
                            Name:  James R. Matthews
                            Title: Managing Member

                         VENTURE FUND I, LP

                         By:   Venture Management I, GP
                               Its General Partner



                         By:  /s/  Richard Bodman
                              -----------------------------------------
                                   Name:  Richard Bodman
                                   Title: General Partner



                         AT&T VENTURE FUND II, LP

                         By:   Venture Management LLC
                               Its General Partner



                         By:  /s/  Richard Bodman
                              -----------------------------------------
                                   Name: Richard Bodman
                                   Title: Manager



                         SPECIAL PARTNERS FUND, LP

                         By:   Venture Management III LLC
                               Its General Partner



                         By:  /s/  Richard Bodman
                              -----------------------------------------
                                   Name: Richard Bodman
                                   Title: Manager



                         SPECIAL PARTNERS FUND INTERNATIONAL, LP

                         By:   Venture Management III LLC
                               Its General Partner



                         By:  /s/  Richard Bodman
                              -----------------------------------------
                                   Name: Richard Bodman
                                   Title: Manager

                         SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                           LIMITED PARTNERSHIP

                         By: South Atlantic Private Equity Partners IV, Inc. Its General Partner



                         By:  /s/  Donald W. Burton
                              -----------------------------------------
                                   Name:   Donald W. Burton
                                   Title:  Chairman and Managing Director

                         SOUTH ATLANTIC PRIVATE EQUITY FUND IV (QP),
                           LIMITED PARTNERSHIP

                         By: South Atlantic Private Equity Partners IV, Inc. Its General Partner



                         By:  /s/  Donald W. Burton
                              -----------------------------------------
                                   Name:  Donald W. Burton
                                   Title: Chairman and Managing Director

                         THE BURTON PARTNERSHIP,
                             LIMITED PARTNERSHIP



                         By:  /s/  Donald W. Burton
                              -----------------------------------------
                                   Name:  Donald W. Burton
                                   Title: General Partner

                         PRIME VIII, L.P.

                         By:   PRIME SKA-1, L.L.C.,
                               Its General Partner



                         By:  /s/  Duncan T. Butler
                              -----------------------------------------
                                 Name:  Duncan T. Butler
                                 Title: Managing Director

                         BLACKSTONE CCC CAPITAL PARTNERS L.P.

                         By: Blackstone Management Associates III L.L.C., its General Partner



                         By:  /s/  Bret Pearlman
                              -----------------------------------------
                                  Name:  Bret Pearlman
                                  Title: Member



                         BLACKSTONE CCC OFFSHORE CAPITAL PARTNERS L.P.

                         By: Blackstone Management Associates III L.L.C., its General Partner



                         By:  /s/  Bret Pearlman
                              -----------------------------------------
                                  Name:  Bret Pearlman
                                  Title: Member



                         BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

                         By: Blackstone Management Associates III L.L.C., its General Partner



                         By:  /s/  Bret Pearlman
                              -----------------------------------------
                                 Name:  Bret Pearlman
                                 Title: Member

                         BESSEMER VENTURE PARTNERS V L.P.

                         By:   Deer V & Co. LLC
                               Its General Partner



                         By:  /s/  Robert H. Buescher
                              -----------------------------------------
                                 Name:  Robert H. Buescher
                                 Title: Manager



                         BESSEC VENTURES V L.P.



                         By:   Deer V & Co. LLC
                               Its General Partner



                         By:  /s/  Robert H. Buescher
                              -----------------------------------------
                                 Name:  Robert H. Buescher
                                 Title: Manager

                         By:  /s/  Benjamin Russell
                              -----------------------------------------
                                 Benjamin Russell

                         MORGAN STANLEY DEAN WITTER EQUITY
                         FUNDING, INC.



                         By:  /s/  David Powers
                              -----------------------------------------
                                  Name:   David Powers
                                  Title:  Vice President

                         FIRST UNION INVESTORS, INC.





                         By:  /s/  Arthur C. Roselle
                              -----------------------------------------
                                 Name:  Arthur C. Roselle
                                 Title: Vice President

                         MELLON VENTURES II, L.P.

                         By:   MVMA II, L.P.
                               Its General Partner

                         By:   MVMA, Inc.
                               Its General Partner



                         By:  /s/  John Adams
                              -----------------------------------------
                                  Name:  John Adams
                                  Title: Vice President

                         SERIES A EXCHANGE HOLDERS:

                         SCANA COMMUNICATIONS, INC.





                         By:  /s/  Kevin B. Marsh
                              -----------------------------------------
                                  Name:  Kevin B. Marsh
                                  Title: Chief Operating Officer

                         MANAGEMENT HOLDERS:





                         /s/  Rodger L. Johnson
                         -----------------------------------------
                         Rodger L. Johnson



                         /s/  Chad S. Wachter
                         -----------------------------------------
                         Chad S. Wachter



                         /s/  Anthony J. Palermo, Jr.
                         -----------------------------------------
                         Anthony J. Palermo, Jr.



                         /s/  Bret T. McCants
                         -----------------------------------------
                         Bret T. McCants



                         /s/  Felix Boccucci
                         -----------------------------------------
                         Felix Boccucci



                         /s/  Peggy B. Warner
                         -----------------------------------------
                         Peggy B. Warner



                         /s/  Marcus R. Luke
                         -----------------------------------------
                         Marcus R. Luke



                         /s/  James T. Markle
                         -----------------------------------------
                         James T. Markle



                         /s/  Robert K. Mills
                         -----------------------------------------
                         Robert K. Mills

                            ADDITIONAL STOCKHOLDERS:

                            /s/  Campbell B. Lanier III
                            --------------------------------------
                            Campbell B. Lanier III

                                    EXHIBIT A

                             ADDITIONAL STOCKHOLDERS

Campbell B. Lanier III

                                    EXHIBIT B

                          STOCKHOLDER JOINDER AGREEMENT


              THIS STOCKHOLDER JOINDER AGREEMENT (this "Agreement") is made and entered into as of ________, ____, by and among KNOLOGY, INC., a Delaware corporation (the "Company"), and the stockholders thereof whose signatures appear below (the "New Stockholders").

                                    Premises

              Pursuant to a [Stock Purchase Agreement], dated as of _________, _____ (the "Purchase Agreement"), by and among [the Company] and the New Stockholders, each of the New Stockholders have become stockholders of the Company and as such desire to derive the benefits and burdens associated with being a stockholder of the Company.

              The Company is party to a Stockholders Agreement, dated as of ______, 1999 (as the same may be amended from time to time, the "Stockholders Agreement"), with certain of the Company's existing stockholders ("Existing Stockholders") governing certain rights and obligations of the Existing Stockholders as stockholders of the Company. It is a condition to the obligation of the Company under the Purchase Agreement that the Company and each of the New Stockholders execute this Agreement evidencing such New Stockholders' agreement to be bound by the terms of the Stockholders Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Stockholders Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each New Stockholder hereby agree as follows:

       1. The Company and each of the New Stockholders agrees that, from and after the [issuance/transfer] of the shares of Company Common Stock or Preferred Stock pursuant to [the Purchase Agreement], by virtue of such New Stockholders' execution of this Agreement, (i) each of the New Stockholders shall, without any further action on the part of the Company or any of the New Stockholders, become parties to the Stockholders Agreement subject to and bound by, and entitled to the benefits of, all the terms and conditions of the Stockholders Agreement applicable to an Investor, (ii) the shares of Company Common Stock or Preferred Stock received by the New Stockholders pursuant to [the Purchase Agreement], shall be "Investor Stock" for all purposes under the Stockholders Agreement, and
(iii) each of the New Stockholders shall be an "Other Investor" for purposes of the Stockholders Agreement.

       2. A legend in substantially the form required by Section 6.01 of the Stockholders Agreement shall appear on each certificate representing Shares issued to the New Stockholders pursuant to the Purchase Agreement.

       IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed by its duly authorized representative as an agreement under seal as of the date first above written.

                                     KNOLOGY, INC.



                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     NEW STOCKHOLDERS:




                                     ---------------------------------------



                                     ---------------------------------------